Blackstone Mortgage Trust, Inc. Blackstone Mortgage Trust, Inc. Blackstone Mortgage Trust, Inc. Third Quarter 2024 Results OCTOBER 23, 2024

Blackstone |Blackstone Mortgage Trust, Inc. BXMT HIGHLIGHTS Note: The information in this presentation is as of September 30, 2024, unless otherwise stated. Opinions expressed reflect the current opinions of BXMT as of the date appearing in the materials only and are based on BXMT’s opinions of the current market environment, which is subject to change. BXMT’s manager is a subsidiary of Blackstone. (1) Represents Distributable Earnings per share. See Appendix for definition and reconciliation to GAAP net income. (2) Represents Distributable Earnings per share prior to charge-offs. See Appendix for definition and reconciliation to GAAP net income. 1 ▪ Q3 GAAP EPS of $(0.32) and Distributable EPS(1) of $0.39; Distributable EPS prior to charge-offs(2) of $0.49, excluding realized losses from loan resolutions ▪ Accelerating repayments and loan resolutions driving increased capital deployment Earnings Generation Floating-rate, performing loans driving current income Investment Activity New investments supported by robust balance sheet and liquidity $1.5B quarter-end liquidity Credit Performance Positive momentum in loan repayments and resolutions $1.8B Q3 2024 loan repayments $1.1B 2024 YTD non-performing loan resolutions closed or in closing(b)(c) $0.49 Q3 2024 Distributable EPS prior to charge-offs(2) $0.39 Q3 2024 Distributable EPS(1) $0.8B 2024 YTD capital deployment(a) closed or in closing(b)

Blackstone |Blackstone Mortgage Trust, Inc. THIRD QUARTER RESULTS (1) See Appendix for definition and reconciliation to GAAP net income. 2 ▪ Q3 GAAP basic loss per share of $0.32, Distributable Earnings(1) per share of $0.39, and Distributable EPS prior to charge-offs(1) of $0.49 ▪ Book value per share of $22.17, incorporates $5.89 per share of CECL reserves ▪ Paid Q3 dividend of $0.47 per share for the third quarter, equating to 10.1% annualized dividend yield(d) Earnings ▪ $19.3B portfolio(e) of 149 senior loans, collateralized by institutional-quality real estate and diversified across sectors and markets; weighted-average origination LTV of 63%(f) ▪ Repayments accelerating with $1.8B collected in Q3 and $0.4B subsequent to quarter end; $0.7B of office repayments collected in Q3 and subsequent to quarter end ▪ Investment activity increasing with $94M multifamily loan acquisition closed in Q3 and $0.5B in closing(b) Portfolio ▪ Stable portfolio performance with four upgrades and five downgrades; weighted average risk rating of 3.1 ▪ Resolved $0.5B(c) of non-performing loans across six transactions in 2024 YTD, in line with aggregate reserve levels ▪ Tracking resolutions on more than half of impaired loans, with $0.6B of non-performing loan resolutions closed or in closing post quarter-end, inclusive of two assets under hard contract for sale at or above carrying value(b) Credit ▪ Diversified capital structure with stable, match-funded financing structures, no capital markets mark-to-market provisions, and laddered maturities of corporate debt ▪ Maintained strong liquidity of $1.5B; debt-to-equity(g) declined quarter-over-quarter to 3.8x ▪ Repurchased $41M of corporate debt and $11M of common stock Capitalization and Liquidity

Blackstone |Blackstone Mortgage Trust, Inc. $22.17 $5.89 9/30/2024 EARNINGS AND BOOK VALUE 3 ▪ Q3 Distributable Earnings prior to charge-offs remain encumbered by $0.19 per share of interest expense from financing related to non-performing loans; resolutions and new investments unlock earnings potential over time ▪ Book value per share of $22.17 incorporates $5.89 per share of CECL reserves including two new office impairments in Q3; asset-specific CECL reserves represent 28% of impaired loan cost basis, implying average collateral value declines of over 50% Earnings Per Share $0.39 $0.49 Distributable EPS Distributable EPS prior to charge-offs (1) (1) Book Value and CECL Reserves ($ per share) Book Value GAAP EPS $(0.32) (1) See Appendix for definition and reconciliation to GAAP net income. CECL Reserves

Blackstone |Blackstone Mortgage Trust, Inc. PORTFOLIO 4 ▪ Well-diversified portfolio of 149 senior loans, secured by institutional-quality assets across sectors and markets Collateral Diversification(e)(i) AU, 5% ES, 4% IE, 7% UK, 16% SE, 2% DEU, 1% Geographic Footprint(e)(h) DC, 1% TX, 6% NY, 16% NV, 2% MA, 1% IL, 3% GA, 3% FL, 7% CA, 11% VA, 2% AZ, 2% CO, 2% NC, 1% WA, 2% Sunbelt 25% Northeast 20% West 13% Midwest 4% Northwest 2% UK 16% Other Europe 15% Australia 5% Multifamily 28% US Office 26% Non-US Office 9% Hospitality 16% Industrial 11% Retail 3% Life Sciences / Studio 2% Other Property 5% HI, 1% 36% Europe and Australia

Blackstone |Blackstone Mortgage Trust, Inc. 1H 2024 Quarterly Average Q3 2024 PORTFOLIO 5 ▪ Accelerating repayment activity of $1.8B in Q3, more than double 1H 2024’s quarterly average ▪ $3.6B total repayments year to date through 9/30, including $1.2B of office (up 55% year-over-year) Repayment Activity 2024 YTD Repayments by Asset Class(i) $0.9B $1.8B 2x $3.6B 2024 YTD Repayments US Office 23% Non-US Office 11% Hospitality 31% Multifamily 17% Industrial 8% Retail 4% Other Property 6%

Blackstone |Blackstone Mortgage Trust, Inc. CREDIT 6 ▪ Stable credit performance and strong repayment activity in risk rated 1-3 loans; $0.5B(c) of non-performing loan resolutions YTD with another $0.6B closed or in closing post quarter end(b) ▪ Credit challenges concentrated in US office, which is 58% watchlisted or impaired; remainder of portfolio is 95% performing Weighted-Average Risk Rating(e) 3.5 2.9 3.1 Net Loan Exposure $5.1B $14.3B $19.3B Portfolio Performance(e) 12 on ffice Total ortfolio erforming on erforming ffice ll ther Total ortfolio 1 2 3 4

Blackstone |Blackstone Mortgage Trust, Inc. CAPITALIZATION 7 ▪ Liquidity remains elevated given continued strong repayments, ended the quarter at $1.5B ▪ Well-structured balance sheet, with no capital markets mark-to-market provisions and limited credit mark-to-market; leverage decreased quarter-over-quarter to 3.8x(g) Corporate Debt Maturities(j) ($ in billions) Liquidity ($ in billions) $1.3 $0.8 $0.3 $0.3 2024 2025 2026 2027 2028 2029 Term Loan B Convertible Notes Senior Secured Notes 3.2x 3.0x 3.9x 3.8x $1.6B $1.5B 6/30/2024 9/30/2024 Debt-to-Equity Ratio Debt-to-Equity Ratio, Adj. Liquidity (g) (1) (1) Represents adjusted debt-to-equity ratio, which is the ratio of (i) total outstanding secured debt, asset-specific debt, term loans, senior secured notes, and convertible notes, in each case excluding unamortized deferred financing costs and discounts, less cash, to (ii) Adjusted Equity. See Appendix for definition of Adjusted Equity and reconciliation to GAAP total equity.

Blackstone |Blackstone Mortgage Trust, Inc. II. Appendix 8

APPENDIX

Portfolio Details

($ in millions)

	Loan Type [k]	Origination Date [l]	Total Loan [k]	Principal Balance [k]	Net Book Value	Cash Coupon [m]	All-in Yield [m]	Maximum Maturity [n]	Location	Property Type	Loan per SF/Unit/Key	Origination LTV [f]
Loan 1	Senior Loan	4/9/2018	$1,487	$1,301	$1,298	+4.19%	+4.51%	6/9/2025	New York	Office	$458 / sqft	48%
Loan 2	Senior Loan	6/24/2022	915	915	909	+4.75%	+5.07%	6/21/2029	Diversified - AU	Hospitality	$416 / sqft	59%
Loan 3	Senior Loan	8/14/2019	1,001	912	907	+3.20%	+3.95%	1/29/2027	Dublin - IE	Mixed-Use	$266 / sqft	74%
Loan 4	Senior Loan	3/22/2018	580	580	580	+3.25%	+3.31%	3/15/2026	Diversified - Spain	Mixed-Use	n / a	71%
Loan 5	Senior Loan	7/23/2021	480	474	472	+3.60%	+4.04%	8/9/2027	New York	Multi	$636,471 / unit	58%
Loan 6	Senior Loan	3/30/2021	469	469	467	+3.20%	+3.41%	5/15/2026	Diversified - SE	Industrial	$89 / sqft	76%
Loan 7	Senior Loan [k]	11/22/2019	485	411	94	+4.44%	+4.67%	12/9/2027	Los Angeles	Office	$753 / sqft	69%
Loan 8	Senior Loan	12/9/2021	385	377	376	+2.76%	+3.00%	12/9/2026	New York	Mixed-Use	$130 / sqft	50%
Loan 9	Senior Loan	6/28/2022	675	350	344	+4.60%	+5.06%	7/9/2029	Austin	Mixed-Use	$291 / sqft	53%
Loan 10	Senior Loan	4/11/2018	345	344	339	+2.25%	+2.25%	5/1/2025	New York	Office	$436 / sqft	n/m
Loan 11	Senior Loan	7/15/2021	326	326	325	+4.25%	+4.76%	7/16/2026	Diversified - EUR	Hospitality	$249,337 / key	53%
Loan 12	Senior Loan	5/6/2022	310	310	309	+3.50%	+3.79%	5/6/2027	Diversified - UK	Industrial	$98 / sqft	53%
Loan 13	Senior Loan	12/11/2018	356	301	302	+1.75%	+1.76%	12/9/2026	Chicago	Office	$254 / sqft	78%
Loan 14	Senior Loan	9/29/2021	293	287	286	+2.81%	+3.03%	10/9/2026	Washington, DC	Office	$374 / sqft	66%
Loan 15	Senior Loan	11/30/2018	286	286	256	+2.43%	+2.43%	8/9/2025	New York	Hospitality	$306,870 / key	n/m
Loans 16-149			15,845	14,786	14,339							
CECL Reserve					(1,011)							
Total / Wtd. Avg.			**$24,238**	**$22,429**	**$20,592**	**+3.36%**	**+3.75%**	**2.2 yrs**				**63%**

Blackstone Mortgage Trust, Inc.

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Blackstone |Blackstone Mortgage Trust, Inc. APPENDIX 10 Consolidated Balance Sheets ($ in thousands, except per share data) September 30, 2024 December 31, 2023 Assets Cash and cash equivalents $322,104 $350,014 Loans receivable 21,602,517 23,787,012 Current expected credit loss reserve (1,011,059) (576,936) Loans receivable, net $20,591,458 $23,210,076 Real estate owned, net 138,725 — Other assets 390,907 476,088 Total assets $21,443,194 $24,036,178 Liabilities and equity Secured debt, net $11,001,491 $12,683,095 Securitized debt obligations, net 2,248,307 2,505,417 Asset-specific debt, net 1,197,056 1,000,210 Loan participations sold, net 103,489 337,179 Term loans, net 2,089,715 2,101,632 Senior secured notes, net 333,023 362,763 Convertible notes, net 263,334 295,847 Other liabilities 346,382 362,531 Total Liabilities $17,582,797 $19,648,674 Commitments and contingencies — — Equity Class A common stock, $0.01 par value $1,730 $1,732 Additional paid-in capital 5,521,305 5,507,459 Accumulated other comprehensive income 11,091 9,454 Accumulated deficit (1,689,534) (1,150,934) Total Blackstone Mortgage Trust, Inc. stockholders’ equity $3,844,592 $4,367,711 Non-controlling interests 15,805 19,793 Total equity $3,860,397 $4,387,504 Total liabilities and equity $21,443,194 $24,036,178

Blackstone |Blackstone Mortgage Trust, Inc. APPENDIX 11 Consolidated Statements of Operations ($ in thousands, except per share data) nice 2024 2023 2024 2023 Income from loans and other investments Interest and related income $430,092 $519,342 $1,382,367 $1,532,618 Less: Interest and related expenses 321,744 353,972 1,004,854 1,015,718 Income from loans and other investments, net $108,348 $165,370 $377,513 $516,900 Revenue from real estate owned 1,214 — 1,214 — Gain on extinguishment of debt 2,389 4,541 5,352 4,541 Total net revenues $111,951 $169,911 $384,079 $521,441 Other expenses Management and incentive fees $18,605 $28,882 $56,258 $92,747 General and administrative expenses 13,423 12,001 40,811 37,888 Expenses from real estate owned 2,684 — 3,647 — Total other expenses $34,712 $40,883 $100,716 $130,635 Increase in current expected credit loss reserve (132,470) (96,900) (519,747) (134,530) (Loss) income before income taxes ($55,231) $32,128 ($236,384) $256,276 Income tax provision 613 1,568 2,832 4,663 Net (loss) income ($55,844) $30,560 ($239,216) $251,613 Net income attributable to non-controlling interests (540) (1,036) (2,063) (2,681) Net (loss) income attributable to Blackstone Mortgage Trust, Inc. ($56,384) $29,524 ($241,279) $248,932 Per share information (basic) Net (loss) income per share of common stock, basic ($0.32) $0.17 ($1.39) $1.44 Weighted-average shares of common stock outstanding, basic 173,637,101 172,648,118 173,881,116 172,620,799 Per share information (diluted) Net (loss) income per share of common stock, diluted ($0.32) $0.17 ($1.39) $1.44 Weighted-average shares of common stock outstanding, diluted 173,637,101 172,648,118 173,881,116 180,891,859 Three Months Ended September 30, Nine Months Ended September 30,

Blackstone |Blackstone Mortgage Trust, Inc. APPENDIX 12 Quarterly Per Share Calculations (in thousands, except per share data) Three Months Ended September 30, 2024 Three Months Ended June 30, 2024 Net loss(o) ($56,384) ($61,057) Charge-offs of CECL reserves (p) (16,989) (12,537) Increase in CECL reserves 132,470 152,408 Non-cash compensation expense 7,984 7,962 Realized hedging and foreign currency (loss) gain, net(q) (180) (1,352) Adjustments attributable to non-controlling interests, net 251 134 Depreciation on real estate owned 1,030 185 Other items 14 – Distributable Earnings $68,196 $85,743 Charge-offs of CECL reserves (p) 16,989 12,537 Distributable Earnings prior to charge-offs $85,185 $98,280 Weighted-average shares outstanding, basic(r ) 173,637 173,967 Distributable Earnings per share, basic $0.39 $0.49 Distributable Earnings per share, basic, prior to charge-offs $0.49 $0.56 September 30, 2024 June 30, 2024 tockholders’ equity $3,844,592 $3,984,504 Shares Class A common stock 172,987 173,619 Deferred stock units 402 389 Total outstanding 173,389 174,009 Book value per share $22.17 $22.90 Three Months Ended September 30, 2024 Three Months Ended June 30, 2024 Net loss(o) ($56,384) ($61,057) Weighted-average shares outstanding, basic 173,637 173,967 Per share amount, basic ($0.32) ($0.35) Diluted earnings ($56,384) ($61,057) Weighted-average shares outstanding, diluted 173,637 173,967 Per share amount, diluted ($0.32) ($0.35) Distributable Earnings Reconciliation Book Value per Share Earnings Loss per Share

Blackstone |Blackstone Mortgage Trust, Inc. APPENDIX 13 Reconciliation of Adjusted Equity ($ in thousands) September 30, 2024  June 30, 2024  Total Equity $3,860,397 $4,004,598 Add Back: Aggregate CECL Reserve 1,021,514 906,032 Adjusted Equity $4,881,911 $4,910,630

Blackstone |Blackstone Mortgage Trust, Inc. DEFINITIONS 14 Distributable Earnings: Blackstone Mortgage Trust, Inc. (“BXMT”) discloses Distributable Earnings in this presentation. Distributable Earnings is a financial measure that is calculated and presented on the basis of methodologies other than in accordance with generally accepted accounting principles in the United States of America (“G ”). Distributable Earnings is a non-GAAP measure, which is defined as GAAP net income (loss), including realized gains and losses not otherwise recognized in current period GAAP net income (loss), and excluding (i) non-cash equity compensation expense, (ii) depreciation and amortization, (iii) unrealized gains (losses), and (iv) certain non-cash items. Distributable Earnings may also be adjusted from time to time to exclude one-time events pursuant to changes in GAAP and certain other non-cash charges as determined by BXMT’s manager, subject to approval by a majority of its independent directors. Distributable Earnings mirrors the terms of BXMT’s management agreement between BXMT’s Manager and BXMT, for purposes of calculating its incentive fee expense. BXMT’s CECL reserves have been excluded from Distributable Earnings consistent with other unrealized gains (losses) pursuant to its existing policy for reporting Distributable Earnings. BXMT expects to only recognize such potential credit losses in Distributable Earnings if and when such amounts are realized and deemed non-recoverable upon a realization event. This is generally at the time a loan is repaid, or in the case of foreclosure, when the underlying asset is sold, but realization and non-recoverability may also be concluded if, in BXMT’s determination, it is nearly certain that all amounts due will not be collected. The timing of any such credit loss realization in BXMT’s Distributable Earnings may differ materially from the timing of CECL reserves or charge-offs in BXMT’s consolidated financial statements prepared in accordance with GAAP. The realized loss amount reflected in Distributable Earnings will equal the difference between the cash received, or expected to be received, and the book value of the asset, and is reflective of its economic experience as it relates to the ultimate realization of the loan. BXMT believes that Distributable Earnings provides meaningful information to consider in addition to net income (loss) and cash flow from operating activities determined in accordance with GAAP. BXMT believes Distributable Earnings is a useful financial metric for existing and potential future holders of its class A common stock as historically, over time, Distributable Earnings has been a strong indicator of its dividends per share. As a REIT, BXMT generally must distribute annually at least 90% of its net taxable income, subject to certain adjustments, and therefore BXMT believes its dividends are one of the principal reasons stockholders may invest in BXMT’s class A common stock. Distributable Earnings helps BXMT to evaluate its performance excluding the effects of certain transactions and GAAP adjustments that BXMT believes are not necessarily indicative of BXMT’s current loan portfolio and operations and is a performance metric BXMT considers when declaring its dividends. Furthermore, BXMT believes it is useful to present Distributable Earnings prior to charge-offs of CECL reserves to reflect BXMT’s direct operating results and help existing and potential future holders of BXMT’s class A common stock assess the performance of BXMT’s business excluding such charge-offs. BXMT utilizes Distributable Earnings prior to charge-offs of CECL reserves as an additional performance metric to consider when declaring BXMT’s dividends. Distributable Earnings mirrors the terms of BXMT’s Management Agreement for purposes of calculating BXMT’s incentive fee expense. Therefore, Distributable Earnings prior to charge-offs of CECL reserves is calculated net of the incentive fee expense that would have been recognized if such charge-offs had not occurred. Distributable Earnings and Distributable Earnings prior to charge-offs of CECL reserves do not represent net income (loss) or cash generated from operating activities and should not be considered as alternatives to GAAP net income (loss), or indicators of BXMT’s GAAP cash flows from operations, measures of BXMT’s liquidity, or indicators of funds available for BXMT’s cash needs. In addition, BXMT’s methodology for calculating Distributable Earnings and Distributable Earnings prior to charge-offs of CECL reserves may differ from the methodologies employed by other companies to calculate the same or similar supplemental performance measures, and accordingly, BXMT’s reported Distributable Earnings and Distributable Earnings prior to charge-offs of CECL reserves may not be comparable to similar metrics reported by other companies. Adjusted Equity: BXMT discloses Adjusted Equity in this presentation. Adjusted Equity is a financial measure that is calculated and presented on the basis of methodologies other than in accordance with GAAP. Adjusted Equity reflects BXMT’s total equity, excluding the aggregate CECL reserve on loans receivable and unfunded commitments. BXMT believes that Adjusted Equity provides meaningful information to consider in addition to its total equity determined in accordance with GAAP in the context of assessing its debt-to-equity and total leverage ratios. The adjusted debt-to-equity and total leverage ratios are metrics used, in addition to unadjusted debt-to-equity and total leverage ratios, when evaluating BXMT’s capitalization structure, as Adjusted Equity excludes the unrealized impact of BXMT’s CECL reserve, which may vary from quarter-to-quarter as its loan portfolio changes and market and economic conditions evolve. BXMT believes these ratios, and therefore Adjusted Equity, are useful financial metrics for existing and potential future holders of its class A common stock to consider when evaluating how BXMT’s business is capitalized and the relative amount of leverage in its business. Adjusted Equity does not represent BXMT’s total equity and should not be considered as an alternate to GAAP total equity. In addition, BXMT’s methodology for calculating Adjusted Equity may differ from methodologies employed by other companies to calculate the same or similar supplemental measures, and accordingly, BXMT’s reported Adjusted Equity may not be comparable to the Adjusted Equity reported by other companies.

Blackstone |Blackstone Mortgage Trust, Inc. DEFINITIONS 15 Non-Consolidated Senior Interests: Senior interests in loans originated and syndicated to third parties. These non-recourse loan participations, which are excluded from the GAAP balance sheet, constitute additional financing capacity and are included in discussions of the loan portfolio. Net Loan Exposure: Represents loans that are included in BXMT’s consolidated financial statements, net of (i) asset-specific debt, (ii) participations sold, (iii) cost-recovery proceeds, and (iv) CECL reserves on its loans receivable.

Blackstone |Blackstone Mortgage Trust, Inc. ENDNOTES 16 a. Represents new loan originations of $0.2B, upsizes on existing loans of $72M, debt buybacks of $67M, and equity buybacks of $11M during the nine months ended September 30, 2024, and new loan originations in closing of $0.5B. b. Transactions not yet closed are subject to conditions, and there can be no assurance such transactions will be completed on their contemplated terms, or at all. c. Based on Net Loan Exposure of related loans as of the quarter-end prior to resolution. d. Dividend yield based on share price of $18.61 as of October 22, 2024. e. Based on Net Loan Exposure. See Definitions for definition. f. Reflects weighted average loan-to-value (“LTV”) as of the date investments were originated or acquired by BXMT excluding any loans that are impaired and any junior participations sold. g. Represents debt-to-equity ratio, which is the ratio of (i) total outstanding secured debt, asset-specific debt, term loans, senior secured notes, and convertible notes, in each case excluding unamortized deferred financing costs and discounts, less cash, to (ii) total equity. h. States and countries comprising less than 1% of total loan portfolio are excluded. i. Assets with multiple components are proportioned into relevant collateral types based on the allocated value of each collateral type. j. Excludes 1.0% per annum of scheduled amortization payments under the Term Loan B. k. Certain loans include an aggregate $0.8B of Non-Consolidated Senior Interests that are not included in BXMT’s consolidated financial statements and exclude $0.1B of junior loan interests that BXMT has sold, but that remain included in BXMT’s consolidated financial statements as of September 30, 2024. Total loan includes unfunded commitments. l. Date loan was originated or acquired by BXMT. Origination dates are subsequently updated to reflect material loan modifications. m. The weighted-average cash coupon and all-in yield are expressed as a spread over the relevant floating benchmark rates. Excludes loans accounted for under the cost-recovery and nonaccrual methods, if any. n. Maximum maturity assumes all extension options are exercised; however, our loans may be repaid prior to such date. Excludes loans accounted for under the cost-recovery and nonaccrual methods, if any. o. Represents net loss attributable to Blackstone Mortgage Trust, Inc. p. Represents realized losses related to loan principal amounts deemed non-recoverable during the three months ended September 30, 2024 and June 30, 2024. q. Represents realized gains (losses) on the repatriation of unhedged foreign currency. These amounts were not included in GAAP net loss, but rather as a component of other comprehensive income in BXMT’s consolidated financial statements. r. The weighted-average shares outstanding, basic, exclude shares issuable from a potential conversion of BXMT’s convertible notes. Consistent with the treatment of other unrealized adjustments to Distributable Earnings, these potentially issuable shares are excluded until a conversion occurs.

Blackstone |Blackstone Mortgage Trust, Inc. FORWARD-LOOKING STATEMENTS & IMPORTANT DISCLOSURE INFORMATION 17 References herein to “Blackstone Mortgage Trust,” “Company,” “we,” “us,” or “our” refer to Blackstone Mortgage Trust, Inc. and its subsidiaries unless the context specifically requires otherwise. Opinions expressed reflect the current opinions of BXMT as of the date appearing in this document only and are based on the BXMT's opinions of the current market environment, which is subject to change. There can be no assurances that any of the trends described herein will continue or will not reverse. Past events and trends do not imply, predict or guarantee, and are not necessarily indicative of, future events or results. This presentation may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which reflect BXMT’s current views with respect to, among other things, its operations and financial performance, its business plans and the impact of the current macroeconomic environment, including interest rate changes. You can identify these forward-looking statements by the use of words such as “outlook,” “objective,” “indicator,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “seeks,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. BXMT believes these factors include but are not limited to those described under the section entitled “ isk Factors” in its Annual Report on Form 10-K for the fiscal year ended December 31, 2023, as such factors may be updated from time to time in its periodic filings with the Securities and Exchange Commission (“ EC”) which are accessible on the EC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this presentation and in the filings. BXMT assumes no obligation to update or supplement forward looking statements that become untrue because of subsequent events or circumstances.